Exhibit 21.1

SUBSIDIARIES OF SUNRUN INC.

Name of Subsidiary	Jurisdiction of Organization
Sunrun South LLC	Delaware
AEE Solar, Inc.	California
Sunrun Installation Services, Inc.	Delaware
Clean Energy Experts LLC	California
Sunrun Solar Electrical Corporation	New York
SR Lease Co II, LLC	Delaware
Sunrun Aurora Holdco 2014, LLC	Delaware
Sunrun Aurora Manager 2014, LLC	Delaware
Sunrun Aurora Portfolio 2014-A, LLC	Delaware
Sunrun Aurora Portfolio 2014-B, LLC	Delaware
Sunrun Balerion Manager 2015, LLC	Delaware
Sunrun Balerion Owner 2015, LLC	Delaware
Sunrun Callisto Issuer 2015-1, LLC	Delaware
Sunrun Calypso Investor 2015, LLC	Delaware
Sunrun Calypso Manager 2015, LLC	Delaware
Sunrun Calypso Owner 2015, LLC	Delaware
Sunrun Delaware RECS, LLC	Delaware
Sunrun EH 2014-A, LLC	Delaware
Sunrun EH 2015-A, LLC	Delaware
Sunrun Environmental Holdings LLC	Delaware
Sunrun Holdco XIV, LLC	Delaware
SunRun OBS Owner I, LLC	California
SunRun Pacific Solar, LLC	Delaware
Sunrun Sancus Manager 2015, LLC	Delaware
Sunrun Sancus Owner 2015, LLC	Delaware
SunRun Solar Owner Holdco VIII, LLC	Delaware
Sunrun Solar Owner Holdco XI, LLC	California
Sunrun Solar Owner Holdco XII, LLC	Delaware
Sunrun Solar Owner Holdco XIV, LLC	Delaware
Sunrun Solar Owner Holdco XIX, LLC	Delaware
Sunrun Solar Owner Holdco XV, LLC	Delaware
Sunrun Solar Owner Holdco XVI, LLC	Delaware
Sunrun Solar Owner Holdco XVII, LLC	Delaware
Sunrun Solar Owner Holdco XVIII, LLC	Delaware
SunRun Solar Owner I, LLC	California
SunRun Solar Owner II, LLC	California
SunRun Solar Owner III, LLC	California
SunRun Solar Owner IV, LLC	California
Sunrun Solar Owner IX, LLC	Delaware
SunRun Solar Owner V, LLC	California
SunRun Solar Owner VI, LLC	California

SunRun Solar Owner VII, LLC	California
SunRun Solar Owner VIII, LLC	Delaware
SunRun Solar Owner XI, LLC	California
SunRun Solar Owner XII, LLC	Delaware
Sunrun Solar Owner XIX, LLC	Delaware
SunRun Solar Owner XV, LLC	Delaware
Sunrun Solar Owner XVI, LLC	Delaware
SunRun Solar Owner XVII, LLC	Delaware
SunRun Solar Owner XVIII, LLC	Delaware
SunRun Solar SLB I, LLC	California
SunRun Solar Tenant I, LLC	California
SunRun Solar Tenant II, LLC	California
SunRun Solar Tenant III, LLC	California
SunRun Solar Tenant IV, LLC	California
SunRun Solar Tenant VI, LLC	California
SunRun Solar Tenant XI, LLC	California
Sunrun Solar Tenant XVI, LLC	Delaware
Sunrun Ulysses Manager 2015, LLC	Delaware
Sunrun Ulysses Owner 2015, LLC	Delaware